Exhibit (c)


              TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY
                CLASS AAA COMMON SHARES OF BENEFICIAL INTEREST


                           NED DAVIS RESEARCH FUNDS


         FORMED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK

CUSIP [                 ]
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

FULLY PAID AND NON-ASSESSABLE CLASS AAA COMMON SHARES OF BENEFICIAL
INTEREST OF

                            NED DAVIS RESEARCH FUND

transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:
 STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS.)                            Chairman of the Board


         TRANSFER AGENT
         AND REGISTRAR
BY

         AUTHORIZED SIGNATURE                       Secretary
         AUTHORIZED SIGNATURE                       President


                           NED DAVIS RESEARCH FUNDS

         A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



TEN COM   -  as tenants in common           UNIF GIFT MIN ACT________ Custodian________
                                                              (Cust)           (Minor)
TEN ENT   -  as tenants by the entireties    under Uniform Gifts to Minors

JT TEN    -  as joint tenants with right     Act ____________________________
             of survivorship and not as                     (State)
             tenants in common


         Additional abbreviations may also be used though not in the above list.

         For value Received, ______________________ hereby sells, assigns and transfers unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


_____________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________ Shares
of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________ _______________________________________________________________ Attorney to
transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________


                                               ____________________________

              TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY
                 CLASS A COMMON SHARES OF BENEFICIAL INTEREST


                           NED DAVIS RESEARCH FUNDS

                FORMED UNDER THE LAWS OF THE STATE OF DELAWARE
           THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS
                            AND NEW YORK, NEW YORK

CUSIP [                    ]
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

 FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES OF BENEFICIAL INTEREST OF
                           NED DAVIS RESEARCH FUNDS

transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:
  STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS.)                                 Chairman of the Board


                  TRANSFER AGENT
                  AND REGISTRAR
BY

               AUTHORIZED SIGNATURE                Secretary
               AUTHORIZED SIGNATURE                President



                           NED DAVIS RESEARCH FUNDS

         A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM      - as tenants in common           UNIF GIFT MIN ACT________ Custodian________
                                                               (Cust)             (Minor)
TEN ENT      - as tenants by the entireties   under Uniform Gifts to Minors Act
JT TEN       - as joint tenants with right
               of survivorship and not as     ---------------------------------
               tenants in common                          (State)


         Additional abbreviations may also be used though not in the above list. For value Received, _________________ hereby sells, assigns and transfers unto NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
_______________________________________________________________________ Shares
of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________________________________________
______________________________________________________________________Attorney
to transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________


                                     _________________________________________

              TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                 CLASS B COMMON SHARES OF BENEFICIAL INTEREST



                           NED DAVIS RESEARCH FUNDS

                FORMED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND
                              NEW YORK, NEW YORK

CUSIP [         ]
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

FULLY PAID AND NON-ASSESSABLE CLASS B COMMON SHARES OF BENEFICIAL INTEREST
OF

                          THE GABELLI UTILITIES FUND

transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:
   STATE STREET BANK AND TRUST COMPANY
   (BOSTON, MASSACHUSETTS.)                            Chairman of the Board



                TRANSFER AGENT
                AND REGISTRAR

BY

              AUTHORIZED SIGNATURE               Secretary

              AUTHORIZED SIGNATURE               President




                           NED DAVIS RESEARCH FUNDS

         A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common    UNIF GIFT MIN ACT________ Custodian_______
                                                       (Cust)         (Minor)
 TEN ENT - as tenants by the       under Uniform Gifts to Minors
           entireties
                                   Act ______________________________________
 JT TEN  - as joint tenants with                      (State)
           right of survivorship
           and not as tenants in
           common

Additional abbreviations may also be used though not in the above list.

         For value Received, ______________________ hereby sells, assigns and transfers unto


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

____________________________________________________________________Shares
of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ _________________________________________________________________ Attorney to
transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.


Dated ___________________

                                         ___________________________________

              TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY
                 CLASS C COMMON SHARES OF BENEFICIAL INTEREST


                           NED DAVIS RESEARCH FUNDS

         FORMED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK CUSIP [ ] SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

         FULLY PAID AND NON-ASSESSABLE CLASS C COMMON SHARES OF BENEFICIAL INTEREST OF

                           NED DAVIS RESEARCH FUNDS

transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:
STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS.)                             Chairman of the Board


                      TRANSFER AGENT
                      AND REGISTRAR
BY

                  AUTHORIZED SIGNATURE                       Secretary

                  AUTHORIZED SIGNATURE                       President


                           NED DAVIS RESEARCH FUNDS

         A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM  - as tenants in common            UNIF GIFT MIN ACT________ Custodian___________
                                                             (Cust)           (Minor)
TEN ENT  - as tenants by the entireties    under Uniform Gifts to Minors Act________
JT TEN   - as joint tenants with right                                      (State)
           of survivorship and not as
           tenants in common


         Additional abbreviations may also be used though not in the above list.

         For value Received, ______________________ hereby sells, assigns and transfers unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


_____________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________________________________________
_____________________________________________________________________________
______________________________________________________________________ Shares
of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________ __________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.


Dated ___________________

                                             __________________________